SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 19, 1997

                        Concurrent Computer Corporation
              (Exact name of Registrant as specified in Charter)


       Delaware                        0-13150                      04-2735766
       --------                        -------               -----------------
(State  or  other  juris-           (Commission                  (IRS Employer
diction  of  incorporation)         File Number)                Identification
                                                                       Number)


2101  W.  Cypress  Creek  Road,  Ft.  Lauderdale,  Florida               33309
----------------------------------------------------------           ---------
(Address  of  principal  executive  offices)                        (Zip Code)

Registrant's  telephone  number  including  area  code:         (954) 974-1700



                                     None
                                     ----
         (Former name or former address, if changes since last report)

Item  5.    Other  Events

     On December 19, 1997, the United States filed suit against Concurrent Computer Corporation (the "Company") in the United States District Court for the Eastern District of Virginia, alleging that the Company filed false and/or fraudulent claims in connection with the pricing of the Company's spare parts in 1991 under the Company's subcontract to Unisys Corporation as prime contractor for the U.S. Department of Commerce's Next Generation Weather Radar (NEXRAD) program. The government is seeking treble its unspecified damages, all allowable civil penalties, fees, and costs. The Company denies these allegations and intends to vigorously defend against these claims.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CONCURRENT  COMPUTER  CORPORATION




Date:  January 5, 1998    By: /s/ Daniel S. Dunleavy
                                  ------------------
                                  Daniel S. Dunleavy
                                  Executive Vice President, Chief Operating
                                  Officer And Chief Financial Officer
                                  (Principal Accounting and Financial Officer)